5. Financial risk management (Details 5) - ARS ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Financial Risk Management Details 5Abstract
Liabilities	$ 46,023,206	$ 43,088,208
Less: cash and cash equivalents	(3,409,158)	(4,400,357)
Net debt	42,614,048	38,687,851
Total Equity	30,968,972	27,793,719	$ 22,684,597	$ 22,401,630
Total capital attributable to owners	$ 73,583,020	$ 66,481,570
Gearing ratio	57.91%	58.19%